UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2011

TYCO INTERNATIONAL LTD.

(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836

(Commission File Number)

Freier Platz 10

CH-8200 Schaffhausen, Switzerland

(Address of Principal Executive Offices, including Zip Code)

41-52-633-02-44

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

This Form 8-K/A is an amendment to the Current Report on Form 8-K of the registrant filed June 1, 2011 (the “Form 8-K”), and replaces Exhibit 3.1 attached thereto.  Exhibit 3.1 attached to the Form 8-K included an incorrect date in Article 4 — Authorized Share Capital, which is updated in the attached as follows:

“The Board of Directors is authorized to increase the share capital, in one or several steps until 9 March 2013, by a maximum amount of CHF 1,628,100,000.00 by issuing a maximum of 243,000,000 fully paid up Shares with a par value of CHF 6.70 each.”

A copy of the amended Articles of Association is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
3.1	Articles of Association of Tyco International Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD.
(Registrant)

	By:	/s/ John S. Jenkins, Jr.
John S. Jenkins, Jr.
Vice-President and Corporate Secretary

Date: June 2, 2011